June 2026 OPTION GRANT NOTICE UNDER THE DENTSPLY SIRONA INC. 2024 OMNIBUS INCENTIVE PLAN as amended and restated OPTION GRANT NOTICE (for Directors) Notice is hereby given of the following option grant (the “Option”) to purchase Common Stock, $0.01 par value per share, of DENTSPLY SIRONA Inc. (“Common Shares” or “Shares”) pursuant to the following terms and conditions: • Optionee: Participant Name • Grant Date: Grant Date • Exercise Price per Share: Grant Price • Number of Option Shares: Quantity Granted • Term/Expiration Date of Option: Expiration Date • Type of Option: Non-Qualified Stock Option • Vesting Schedule: The Option shall vest and become exercisable in accordance with the vesting schedule specified herein, subject to your continuous service with the Company through such date (except as may otherwise be provided in Exhibit A attached hereto): Vesting Schedule (Dates & Quantities) • Other Provisions: The Option is granted subject to, and in accordance with, the terms of the Option Agreement (the “Option Agreement”) attached hereto as Exhibit A and the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”).

June 2026 This Option is granted under, and governed by, the terms and conditions of this Grant Notice, the Plan, and the Option Agreement. DENTSPLY SIRONA INC. Attachments: Exhibit A—Option Agreement (for Directors)

June 2026 EXHIBIT A OPTION AGREEMENT DENTSPLY SIRONA Inc., a Delaware corporation (the “Company”), has granted you (the “Optionee”) an option to purchase common shares of the Company, $0.01 par value per share (“Common Shares”), pursuant to the terms and conditions set forth in your Option Grant Notice (the “Grant Notice”) and this Option Agreement (this “Option Agreement”). The Option (as defined below) is granted pursuant to the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”), pursuant to which options, and other awards, may be granted to Eligible Recipients under the Plan. Except as otherwise specifically set forth herein, all capitalized terms utilized herein shall have the respective meanings ascribed to them in the Plan. The details of your Option are as follows: 1. Grant of Option. Pursuant to an action of the Board and/or the Committee, the Company hereby grants to Optionee an option to purchase Common Shares (the “Option”), subject to the terms and conditions described herein. The number of Common Shares subject to your Option and the Exercise Price per Share are set forth in the Grant Notice. 2. Term, Vesting and Forfeiture. (a) Term. This Option may be exercised only within the Term set forth in the Grant Notice, and may be exercised during such Term only in accordance with the Plan and the terms of this Option Agreement and Grant Notice. (b) Time Vesting. The Option shall vest in one or more installments in accordance with the Vesting Schedule set forth on the Grant Notice, with the vesting of each installment subject to Optionee’s continuous service with the Company through the applicable vesting date, subject to such additional terms and conditions set forth on the Grant Notice and the terms hereof. (c) Accelerated Vesting. Any Option, or portion thereof, which has not yet vested under subparagraph (b) above shall vest or be forfeited in accordance with the provisions of the Plan and the terms of this Option Agreement. (d) Termination of Service. If Optionee’s service with the Company terminates for any reason (including in cases of Optionee’s voluntary resignation following Optionee’s Early Retirement Date (as defined in the Company’s Non-Employee Director

June 2026 Compensation Policy (as may be amended from time to time, the “Director Compensation Policy”))), the number of Options that shall vest, and the timing of such vesting, shall be in accordance with the terms of the Director Compensation Policy in effect as of the Grant Date. Notwithstanding the foregoing: (i) If Optionee’s service with the Company is terminated by the Company for Cause (including on account of Optionee being removed from the Board for Cause), Optionee (or Optionee’s beneficiary) shall not be entitled to exercise all or any part of the Option, whether or not then vested; and (ii) if Optionee’s service with the Company terminates for any reason other than for Cause (including on account of Optionee being removed from the Board for Cause), the post-termination exercise period applicable to any vested portion of the Option shall be determined in accordance with the terms of the Director Compensation Policy in effect as of the Grant Date. 3. Exercise of Option. (a) Right to Exercise. This Option is exercisable during its Term in accordance with the Vesting Schedule set forth in the Grant Notice and the applicable provisions of the Plan and this Option Agreement. Only vested portions of the Option may be exercised. (b) Method of Exercise. This Option is exercisable pursuant to the procedures for exercise provided from time to time by the Administrator and/or by a third-party vendor selected by the Administrator, and in accordance with the terms of the Plan. The Option exercise shall require payment of the aggregate exercise price as to all exercised shares. The method of payment of the aggregate exercise price shall be in a form approved by the Administrator in accordance with Section 7 of the Plan. This Option shall be deemed to be exercised upon receipt and approval by the Administrator (or the appropriate third party) of all required exercise notices, together with full payment of the exercise price and such additional documents as the Administrator (or the third-party vendor) may then require. 4. Incorporation of the Plan by Reference; Conflicting Terms. The Option is granted under, and expressly subject to, the terms and provisions of the Plan, which terms and provisions are incorporated herein by reference. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the terms of the Plan and the terms of this Option Agreement, the terms and provisions of the Plan shall govern.

June 2026 5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. 6. Stockholder Rights. Optionee shall not have any stockholder rights with respect to the Common Shares granted pursuant to this Option until Optionee shall have exercised the Option in accordance with Section 3 hereof. 7. Committee Discretion. This Option has been granted pursuant to a determination made by the Board and/or Committee. Notwithstanding anything to the contrary herein, and subject to the limitations of the Plan, the Administrator shall have plenary authority to: (a) interpret any provision of this Option Agreement or the Option; (b) make any determinations necessary or advisable for the administration of this Option Agreement or the Option; (c) make adjustments as it deems appropriate to the aggregate number and type of securities available under this Option Agreement to appropriately adjust for, and give effect to, any Change in Capitalization or otherwise as provided under the Plan; and (d) otherwise modify or amend any provision hereof, or otherwise with respect to the Option, in any manner that does not materially and adversely affect any right granted to Optionee by the express terms hereof, unless required as a matter of law, subject to the limitations stated in the Plan. 8. Tax Withholding. The Company shall withhold from Optionee’s compensation any required taxes, including social security and Medicare taxes, and federal, state and local income tax, with respect to the income arising from the exercise or payment in respect of any portion of the Option under this Option Agreement (or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity), but only if such withholding is required. Optionee shall be responsible for all tax consequences with respect to the Option and Optionee’s participation in the Plan. 9. Clawback Policy. To the extent this Award is subject to recovery under any law, government regulation, stock exchange listing requirement or Company agreement or policy, this Award will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise). 10. Electronic Delivery. The Company may choose to deliver certain statutory or regulatory materials relating to the Plan in electronic form, including without limitation securities law disclosure materials. Without limiting the foregoing, by accepting this Option, Optionee hereby agrees that the Company may deliver the Plan prospectus and the Company’s annual report to Optionee in an electronic format. If at any time Optionee would prefer to receive paper copies of

June 2026 any document delivered in electronic form, the Company will provide such paper copies upon written request to the Investor Relations department of the Company. 11. No Right to Continued Service. Nothing in this Option Agreement shall be deemed to create any limitation or restriction on such rights as the Company otherwise would have to terminate the service of Optionee at any time for any reason. 12. Entire Agreement; Severability. This Option Agreement, the Plan, the Grant Notice and the Director Compensation Policy contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations between the parties. If any of the provisions of this Option Agreement are determined, for any reason, to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Option Agreement. 13. Governing Law. To the extent federal law does not otherwise control, this Option Agreement shall be governed by the laws of Delaware, without giving effect to principles of conflicts of laws. 14. Insider Trading Restrictions/Market Abuse Laws. Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Optionee’s ability to, directly or indirectly, accept, acquire, sell, or attempt to sell or otherwise dispose of Common Shares or rights to Common Shares during such times when Optionee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing inside information. Furthermore, Optionee understands that Optionee may be prohibited from (a) disclosing the inside information to any third party, including fellow Non-Employee Directors (other than on a “need to know” basis) and (b) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Optionee acknowledges that Optionee is responsible for ensuring compliance with any applicable restrictions and should consult Optionee’s personal legal advisor on these matters.